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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): August 23, 2006
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                               Enzo Biochem, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

                 001-09974                                 13-2866202
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          (Commission File Number)             (IRS Employer Identification No.)

           60 Executive Boulevard
           Farmingdale, New York                              11735
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (631) 755-5500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events.
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       On August 23, 2006, Enzo Biochem, Inc., a New York corporation (the
"Company"), issued a press release announcing that the United States Patent and Trademark Office has declared two patent interferences designating an allowable Enzo Life Sciences patent application against patents held by Chiron Diagnostics and Princeton University for nucleic acid detection. The press release issued by the Company announcing the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this
Item 8.01.

Item 9.01.    Financial Statements and Exhibits.
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(c)    Exhibits.
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Exhibit No.        Description
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99.1               Press Release of Enzo Biochem, Inc., dated August 23, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENZO BIOCHEM, INC.


Date:  August 23, 2006                      By:  /s/ Elazar Rabbani
                                                 -------------------------------
                                                 Dr. Elazar Rabbani
                                                 Chairman of the Board and Chief
                                                 Executive Officer

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                                  EXHIBIT INDEX
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Exhibit No.          Description
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99.1                 Press Release of Enzo Biochem, Inc., dated August 23, 2006.